The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen International Growth Portfolio: $5,705
Janus Aspen Worldwide Growth Portfolio: $20,780

Service Class
Janus Aspen International Growth Portfolio: $5,683
Janus Aspen Worldwide Growth Portfolio: $2,398

Service II Class
Janus Aspen International Growth Portfolio: $996
Janus Aspen Worldwide Growth Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Income Portfolio: $10,411
Janus Aspen Mid Cap Value Portfolio: $985

Service Class
Janus Aspen Flexible Income Portfolio: $1,096
Janus Aspen Mid Cap Value Portfolio: $3,623

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen International Growth Portfolio: $0.3613
Janus Aspen Worldwide Growth Portfolio: $0.3723

Service Class
Janus Aspen International Growth Portfolio: $0.3174
Janus Aspen Worldwide Growth Portfolio: $0.3266

Service II Class
Janus Aspen International Growth Portfolio: $0.3394
Janus Aspen Worldwide Growth Portfolio: $0.3375

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Income Portfolio: $0.4295
Janus Aspen Mid Cap Value Portfolio: $1.5910

Service Class
Janus Aspen Flexible Income Portfolio: $0.4295
Janus Aspen Mid Cap Value Portfolio: $1.5910

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $782
Janus Aspen International Growth Portfolio: $15,476
Janus Aspen Worldwide Growth Portfolio: $52,378

Service Class
Janus Aspen Global Technology Portfolio: $34,912
Janus Aspen International Growth Portfolio: $18,063
Janus Aspen Worldwide Growth Portfolio: $7,253

Service II Class
Janus Aspen Global Technology Portfolio: $6,421
Janus Aspen International Growth Portfolio: $3,197
Janus Aspen Worldwide Growth Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $3.82
Janus Aspen International Growth Portfolio: $35.54
Janus Aspen Worldwide Growth Portfolio: $27.96

Service Class
Janus Aspen Global Technology Portfolio: $3.96
Janus Aspen International Growth Portfolio: $35.17
Janus Aspen Worldwide Growth Portfolio: $27.76

Service II Class
Janus Aspen Global Technology Portfolio: $4.03
Janus Aspen International Growth Portfolio: $35.38
Janus Aspen Worldwide Growth Portfolio: $27.85